Exhibit 99.1

Media Inquiries:                            Investor Inquiries:
Alex Alias                                Peter Schuman
669-242-8034                                669-242-8098
alalias@avaya.com                             pschuman@avaya.com

Avaya Announces Warrant Repurchase Program

Santa Clara, Calif., — Nov. 14, 2018 – Avaya Holdings Corp. (NYSE: AVYA) today announced that its Board of Directors has approved a warrant repurchase program, authorizing Avaya to repurchase outstanding warrants to purchase shares of its common stock. The Board of Directors authorized an aggregate expenditure of up to $15 million for this program. The warrants currently trade in the OTC market. Pursuant to the approved repurchase plan, repurchases may be made by Avaya from time to time in open-market or privately-negotiated transactions as permitted by securities laws and other legal requirements, and subject to market conditions and other factors. The Company may adopt one or more purchase plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in order to implement the warrant repurchase program. Under the repurchase program, there is no time limit for warrant repurchases, nor is there a minimum number of warrants that Avaya intends to repurchase. This repurchase program may be suspended or discontinued at any time without prior notice.

About Avaya
Businesses are built on the experiences they provide, and every day millions of those experiences are built by Avaya (NYSE: AVYA). For over one hundred years, we’ve enabled organizations around the globe to win - by creating intelligent communications experiences for customers and employees. Avaya builds open, converged and innovative solutions to enhance and simplify communications and collaboration - in the cloud, on-premise or a hybrid of both. To grow your business, we’re committed to innovation, partnership, and a relentless focus on what’s next. We’re the technology company you trust to help you deliver Experiences that Matter. Visit us at www.avaya.com.
Cautionary Note Regarding Forward-Looking Statements
This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in Amendment No. 3 to the company’s Registration Statement on Form 10 and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the company’s filings with the SEC that are available at www.sec.gov. The company cautions you that the list of important factors included in the company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Source: Avaya Newsroom

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